Investor Presentation

Q1 Fiscal 2017 Update

February 2, 2017

# Safe Harbor For Forward Looking Statements

National Fuel

This presentation may contain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words "anticipates," "estimates," "expects," "forecasts," "intends," "plans," "predicts," "projects," "believes," "seeks," "will," "may," and similar expressions. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company's expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections will result or be achieved or accomplished.

In addition to other factors, the following are important factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements: Delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; impairments under the SEC's full cost ceiling test for natural gas and oil reserves; changes in the price of natural gas or oil; financial and economic conditions, including the availability of credit, and occurrences affecting the Company's ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company's credit ratings and changes in interest rates and other capital market conditions; factors affecting the Company's ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; changes in price differentials between similar quantities of natural gas or oil at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of oil and gas reserve estimates; significant differences between the Company's projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers' ability to pay for, the Company's products and services; the creditworthiness or performance of the Company's key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; significant differences between the Company's projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company's pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.

Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also obtain this form on the SEC's website at www.sec.gov.

For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see "Risk Factors" in the Company's Form 10-K for the fiscal year ended September 30, 2016 and the Forms 10-Q for the quarter ended December 31, 2016. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

2

Quality Assets—Exceptional Location—Unique Integration

Upstream

1.8 Tcfe Proved Reserves (1)

785,000 net acres in Appalachia—mostly held in fee with no royalty

3 million Bbls per year of crude oil production in California

Midstream

$284 million annual adjusted EBITDA (2)

$1.3+ billion midstream investments since 2010

Coordinated gathering and transmission infrastructure build-out with NFG Upstream

Downstream

740,000 Utility customer accounts

Stable, regulated earnings & cash flows

Generates operational and financial synergies with other segments

Total proved reserves are as of September 30, 2016. See slide 36 for further discussion .

For the trailing twelve months ended December 31, 2016. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.

The National Fuel Value Proposition

Considerable Upstream and Midstream Growth Opportunities in Appalachia

Fee ownership on ~715,000 net acres in WDA = limited royalties or drilling commitments Seneca has >900,000 Dth/day of firm transportation & sales contracts by end of fiscal 2018 Stacked pay potential in Utica and Geneseo shales across Marcellus acreage Coordinated gathering & interstate pipeline infrastructure build-out with NFG midstream    Opportunity for further pipeline expansion to accommodate Appalachian supply growth

Unique Asset Mix and Integrated Model Provide Balance and Stability

Geographical and operational integration drives capital flexibility and reduces costs

Investment grade credit rating and liquidity to support long-term Appalachian growth strategy ? Cash flow from rate-regulated businesses supports interest costs and funds the dividend

Disciplined Approach To Capital Allocation and Returns on Investment

Capital allocation that is focused on earning economic returns

Strong hedge book helps insulate near-term earnings and cash flows from commodity volatility

Creating long-term, sustainable value remains our #1 shareholder priority

Balanced Earnings and Cash Flows

Adjusted EBITDA by Segment ($ millions)

$1,500    Exploration & Production Segment

Gathering Segment

Pipeline & Storage Segment

Utility Segment

Energy Marketing & Other

$1,000     $953

$852    $843$789$813

$539

$492    $422$364$375

$500

$64$69$79$87

$161    $186$188$199$197

$172    $165$164$149$155

$0

2013    201420152016TTM

Fiscal Year12/31/16

Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.

Flexibility to Responsibly Deploy Capital

Capital Expenditures by Segment ($ millions)

$1,500 Exploration & Production Segment (1) CapEx Reconciliation for JDA Proceeds

Gathering Segment

($millions) E&P Total NFG

Pipeline & Storage Segment

Utility Segment Gross CapEx $256 $523

Energy Marketing & Other JDA Proceeds($157)($157)

Net CapEx $99 $366

$1,000 $977 $970 $1,001

$717

$557

$694 $603 $535-$645

$500 $180—$220

$533 $366

$118 $65—$75

$138 $99

$80 $54

$230 $200—$250

$144 $55 $140 $114

$56

$0 $58 $72 $89 $94 $98 $90—$100

2012 2013 2014 2015 2016 2017E

Fiscal Year

FY 2016 actual capital expenditures reflects the netting of $157 million of up-front proceeds received from joint development partner for working interest in joint development wells. FY 2017 guidance also reflects the netting of anticipated proceeds received from the joint development partner.

Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

Strong Balance Sheet & Liquidity

Debt/Adjusted EBITDA Capitalization

2.66 x 2.60 x

2.27 x

1.89 x Total Equity

1.77 x

43% Total Debt

57%

$3.7 Billion Total Capitalization

2013 2014 2015 2016 TTM as of December 31, 2016

Fiscal Year End 12/31/16

Debt Maturity Profile ($MM) Liquidity

$600 $549

$500 $500 Committed Credit Facilities $ 1,250 MM

$400 Short-term Debt Outstanding $ 0 MM

$300

$250 Available Short-term Credit Facilities $ 1,250 MM

$200 Cash Balance at 12/31/16 $ 136 MM

$0 Total Liquidity at 12/31/16 $ 1,386 MM

Note: A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation.

Dividend Track Record

Annual Dividend Rate ($ /share)

$ 2.00

$ 1.50

$ 1.00

$ 0.50

$ 0.00

NFG’s Dividend Consistency

Consecutive

Payments 114 Years

Consecutive 46 Years

Increases

Current Dividend $1.62 per Share

Rate

Current Dividend

Yield (1) 2.9%

Annual Rate at Fiscal Year End

(1) As of February 1, 2017.

# FY 2017 Capital Budget and Operating Plan

National Fuel

## Capital Expenditures by Segment ($MM)



$1,000
$750
$500
$250
$0
Exploration & Production Segment (1)
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
$366
$99
$54
$114
$98
$535 - $645
$180 - $220
$65 - $75
$200 - $250
$90 - $100
FY 2016
FY 2017
Forecast

## FY2017 Operating Plan Highlights

### Upstream

- **Appalachia:**
  - Current activity: 1-rig program / daylight-only frac crew
  - Plans to add 2nd rig by end of fiscal 2017
  - Marcellus development pace designed to utilize new FT capacity in FY18
  - 10-well Utica appraisal program concurrent with Marcellus drilling
- **California:** $35- $45 million capex to keep production flat

### Midstream

- **Gathering:** Just-in-time installation of gathering pipelines and compression facilities to accommodate Seneca production growth
- **Pipeline & Storage:** Construction of Northern Access (2Q FY18 in-service)
  - ~$125 million to be spent in FY17 ($455 million total project)
  - Federal and state regulatory approvals pending

### Downstream

- **Utility:** Considering acceleration of pipeline replacement in NY from 90 miles to 110 miles per year

(1) FY 2016 actual capital expenditures reflects the netting of $157 million of up-front proceeds received from joint development partner for working interest in joint development wells. FY 2017 guidance also reflects the netting of anticipated proceeds received from the joint development partner.
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

9

Appalachia Overview

Exploration & Production ~ Gathering ~ Pipeline & Storage

Integrated Vision for Long-term Growth in Appalachia

Exploration & Production

1 Long-term, return-driven

approach to developing

vast Marcellus & Utica

acreage position

3

2 Northern Access projects to

transport 660 MDth/d of Seneca-

Connecting Our operated WDA production by FY18

Production to Our

Interstate Pipeline System

2 Just-in-time build-out of Clermont

Gathering System limits stranded

pipeline assets/capital

3

Expanding Our Interstate 1 200,000 “Tier 1” fee-held acres in Pa.

Pipeline System to Reach 1,050 locations economic < $2.00/MMBtu

Premium Markets with minimal lease expiration

Upstream

# Significant Appalachian Acreage Position

SENECA RESOURCES
A NATIONAL FUEL GAS COMPANY

## Western Development Area (WDA)

- 147 wells able to produce 310 MMcf/d
- Large inventory of high quality Marcellus acreage economic under $2.00/Mcf
- Fee ownership – lack of royalty enhances economics
- Highly contiguous nature drives cost and operational efficiencies
- 660 MDth/d firm transportation by FY18

## Eastern Development Area (EDA)

- 155 wells able to produce 294 MMcf/d
- Mostly leased (16-18% royalty) with no significant near-term lease expirations
- > 100 remaining Marcellus and Utica locations economic under $1.80/Mcf
- Additional Utica & Geneseo potential
- Limited development drilling until firm transportation on Atlantic Sunrise is available in mid-2018


Fee Acreage
Lease Acreage
WDA - 715,000 Acres
EDA - 70,000 Acres
Chautauqua
Cattaraugus
Allegany
Steuben
Warren
McKean
Potter
Tioga
Forest
Elk
Venango
Mercer
Clarion
Jefferson
Clearfield
Lycoming
Clinton
Centre
Union
Montour
Lawrence
Butler
Armstrong
Indiana
Beaver
Cambria
Blair
Allegheny

12

Upstream

# Marcellus Shale: Western Development Area

SENECA RESOURCES
A NATIONAL FUEL GAS COMPANY

## WDA Tier 1 Acreage – 200,000 Acres



Clermont/ Rich Valley
Hemlock
Ridgway
EUR Color Key
7- 9.5 BCF/well
4 - 6 BCF/well
2 - 4 BCF/well

## WDA Highlights

- **Large drilling inventory of quality Marcellus dry gas**
  - ~1,100 locations economic < $2.00/MMBtu realized
- **Fee acreage provides flexibility / enhances economics**
  - No royalty on most acreage
  - No lease expirations or requirements to drill acreage
- **Highly contiguous position drives best in class Marcellus well costs**
  - Multi-well pad drilling averaging 10 wells with 8,000 ft. laterals
  - Water management operations lowering water costs to under $1 /Bbl
- **NFG midstream infrastructure supporting growth**
  - NFG Clermont gathering system
  - NFG Northern Access projects 660 MDth/d firm transport to Dawn (Canada) and Midwest and northeast US markets
- **Early Utica test results in CRV on trend with other Utica wells in NE Pa.**
  - Will have 10 Utica test wells on-line by end of FY 2018

## WDA Tier 1 Marcellus Economics(1)

| | Locations Remaining | Avg Lateral Length (ft) | Avg EUR (Bcf) | $3.00 NYMEX/Dawn IRR% | 15% IRR Realized Price |
|---|---|---|---|---|---|
| CRV | 50 | 8,000 | 8.5-9.5 | 29% | $1.77 |
| Hemlock/Ridgway | 631 | 8,800 | 8-9 | 32% | $1.76 |
| Other Tier 1 | 406 | 8,500 | 7-8 | 27% | $1.89 |

(1) Internal rate of return (IRR) is pre-tax and includes estimated well costs under the current well design and cost structure and projected firm transportation, gathering, LOE and other operating costs.

13

WDA Clermont/Rich Valley Development

Upstream

CRV Development Summary

125 wells able to produce 300 MMcf/d Dropped to 1 rig in March 2016 (down from 3 rigs at start of fiscal 2016) Rig additions planned at the end of FY17 and in FY18 to ramp-up production inventory to grow into Northern Access 2016 capacity Developing 75 wells with joint development partner (IOG) 66 wells drilled 58 wells online/producing Just-in-time gathering infrastructure build-out provides significant capital flexibility to adjust scheduling and pace of

Seneca’s development program

Regional focus of development minimizes capital outlay and improves returns

Upstream

# Marcellus Shale: Eastern Development Area

SENECA RESOURCES
A NATIONAL FUEL GAS COMPANY

## EDA Highlights

**1 Covington & DCNR Tract 595 (Tioga Co., Pa.)**

- Marcellus locations fully developed
- 92 wells(1) with 92 MMcf/d productive capacity
- 75-100 MDth/d firm sales (gross) in FY17
- Production flows into NFG Covington Gathering System
- Opportunity for future Geneseo & Utica development

**2 DCNR Tract 100 & Gamble (Lycoming Co., Pa.)**

- 61 wells(1) with 202 MMcf/d productive capacity
- 130-190 MDth/d firm sales (gross) in FY17
- Atlantic Sunrise capacity (190 MDth/d) in mid-2018
- 55 remaining Marcellus locations economic < $1.60 /Mcf
- Production flows into NFG Trout Run Gathering System
- Geneseo well 24 IP test: 14.1MMcf/d on 4,920' lateral
- Geneseo to provide 100-120 additional locations

**3 DCNR Tract 007 (Tioga Co., Pa)**

- 1 Utica and 2 Marcellus exploration wells
- Utica 24hr IP = 22.7 MMcf/d; Marcellus 24hr IP = 11.7 MMcf/d
- Resource potential >1.1 Tcf over 75+ well locations
- New gathering system placed in-service Nov. 2016

## EDA Acreage – 70,000 Acres


Potter
Tioga
Clinton
Lycoming
1
2
3
SRC Acreage
Fee
Lease
Pipeline by Owner
Transco
Tennessee
NFG Midstream

(1) One well included in the total for both Tract 595 and Tract 100 is drilled into and producing from the Geneseo Shale.

15

Best in Class Marcellus Well Costs

Upstream

Marcellus Drilling Cost per Foot Marcellus Completion Cost per Stage ($000s)

$300 $275 $300 $248

$208

$200 $174 $200

$153 $148

$120 $110 $109 $91

$100 $100 $67 $58

$0 $0

2012 2013 2014 2015 2016 2017E 2012 2013 2014 2015 2016 2017E

Seneca Average Marcellus Well Cost(1) vs. Appalachian Peers (2)

$1,000 $988

foot $900 $800 $837 $845 $857

$800 $743

$700 $ 663

/lateral $600

$ $500

Seneca Peer 1 Peer 2 Peer 3 Industry Peer 4 Peer 5

CRV Average

Seneca CRV reflects a $5.3 million “all-in” total well cost for a 8,000 ft. lateral. Total well costs include drilling, completions, allocated pad level and production equipment.

Appalachian peers include AR, COG, EQT, RICE, & RRC. Data obtained or recalculated from most recent peer company presentations.

Utica Shale Opportunities

Upstream

Pennsylvania Utica Activity

JKLM Shell

Seneca

EDA

Seneca

WDA

Hilcorp

CNX SRC Producer

CHK SRC Planned

SRC Vertical

Permitted

TD’d

Completed

Production

RRC

High Pressure Zone

EQT

Ordovician Outcrop

CNX

50 MILES

Seneca’s Utica Opportunities

Seneca’s Utica Activity on Trend with

Strong Results in Northern Pa.

Western Development Area

First 2 Utica test wells in Clermont / Rich

Valley area are exceeding Marcellus

performance

Executing 10 well appraisal program over next

18 months

Economics enhanced by 100% net revenue

interest (no royalty) and ability to use existing

infrastructure

Eastern Development Area

1st test well producing on DCNR 007 in Tioga

County among the best in Northeastern Pa.

Industry activity in Tioga and Potter Counties

suggest strong Utica potential on other EDA

prospects

Upstream

SENECA RESOURCES
A NATIONAL FUEL GAS COMPANY

# WDA Utica Update

## Initial Utica Test Wells in WDA CRV area Exceeds Marcellus Performance

**Results: WDA Utica Results (1) vs Avg WDA Marcellus**



Normalized Cumulative (MMcf/1000')
200
180
160
140
120
100
80
60
40
20
0
0
50
100
150
200
250
300
Days on Production
WDA Marcellus, 2015-16
196HU
113HU

| | WDA-CRV Utica Test Wells | | WDA-CRV Marcellus Wells (Average) |
|---|---|---|---|
| | Well 113HU | Well 196HU(1) | 113 wells |
| **Initial Test** | June 2016 | Nov 2016 | |
| **Lateral Length** | 4,630 ft | 6,288 ft | 7,115 ft |
| **Choke Avg ( /64th)** | 35/64th | 28/64th | 64/64th |
| **30 Day IP /1,000 ft** | 1.4 MMcf/d | 1.0 MMcf/d | 0.8 MMcf/d |
| **Est. EUR /1,000 ft** | 1.8 Bcf | 1.65 - 1.8 Bcf | 1.1 Bcf |

- ✓ Early economic indicators:
  - 50 - 60% higher production / EUR
  - 25 - 35% increase in Upstream capital per well
- ✓ Will use existing Upstream pad and water facilities and Gathering infrastructure from current Marcellus development to drive efficiencies
- ✓ Can utilize existing and future contracted firm transport capacity (Niagara Expansion and Northern Access)

(1) Managed pressure drawdown of 196HU resulted in depressed early-time metrics.

18

WDA Utica Appraisal Program

Upstream

Short Term Plan Forward

Plan to drill 10 total Utica appraisal wells off Marcellus development pads

2 wells producing, 2 completed, 1 drilled

Optimize target zone and D&C design

Can leverage existing upstream and midstream infrastructure to drive capital, operation and transportation cost efficiencies

Expect Utica CRV WDA development costs to range from $5.0 to $6.0 million per well

WDA UTICA TESTING TIMELINE

Pad # Wells Status Test Timing (FY)

1 E09-M 1 Producing Initial On-line

2 NF-A 1 Producing Sand On-line

3 E09-S 2 Completed Target Q3 ‘17

4 C09-D 1 TD’d Step-out Q3 ‘17

5 D08-U 3 Planned Target Q2 ‘18

6 E08-T 2 Planned Step-out Q4 ‘18

6 5

2

4

1

3

EDA Utica Update

Upstream

Seneca DCNR 007 Utica Well Among the Best in Northeastern PA

Northeast PA Utica Well Performance – Tioga and Potter County

800

700

Gas 600

500

Cumulative 400

(MMcf/1000’) 300

Normalized 200

100

0

0 50 100 150 200 250 300

Days On Production

Industry Tioga/Potter Wells Seneca DCNR 007 73H

SRC EDA – Tract 007

Utica Test Well

Gathering Line In-Service November 2016

Lateral Length 4,640 ft

30 Day IP /1,000 ft 3.4 MMcf/d

Est. EUR /1,000 ft 2.4 Bcf

Utica DCNR 007 development expected in 2018

Up to 75 development locations delivering 1 Tcf

recoverable resource

Expect development costs to range from $5.5 to $6.5

million per well

Midstream infrastructure:

NFG Midstream Wellsboro Gathering System

Interconnect with Tennessee Gas Pipeline 300

Evaluating long-term takeaway options

Source: PA DEP. Includes production from 19 Potter and Tioga County wells

Midstream Businesses

Midstream

Midstream Businesses System Map

Empire Pipeline, Inc.

FERC-Regulated

NFG Supply Corp. Pipeline & Storage

FERC-Regulated

Pipeline & Storage

NFG Midstream Corp

Marcellus & Utica

Gathering & Compression

Midstream Businesses Adjusted EBITDA ($MM)

Pipeline & Storage Segment

Gathering Segment

$278 $284

$250 $257

$79 $87

$191 $64 $69

$30

$161 $186 $188 $199 $197

2013 2014 2015 2016 TTM

12/31/16

Fiscal Year

Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.

Integrated Development – WDA Gathering System

Midstream

Gathering System Build-Out Tailored to Accommodate Seneca’s WDA Developme

Clermont Gathering System Map

Current System In-Service

~70 miles of pipe/26,220 HP of compression Current Capacity: 470 MMcf per day Interconnects with TGP 300 Total CapEx To Date: $270 million

Fiscal 2017 Capital Plans

FY17 CapEx: $30 to $40 million

Adjusted timing of gathering & compression investment to match Seneca’s modified development schedule/Northern Access

Future Build-Out

Ultimate capacity can exceed 1 Bcf/d

Over 300 miles of pipelines and five compressor stations (+60,000 HP installed) Deliverability into TGP 300 and NFG Supply

Integrated Development – EDA Gathering Systems

Midstream

Gathering Segment Supporting Seneca’s EDA Production & Future Development

Covington Gathering System

Capital Expenditures (to date): $33 Million

Capacity: 220,000 Dth per day

Production Source: Seneca Resources – Tioga Co. (Covington and DCNR Tract 595 acreage) Facilities: Pipelines and dehydration

Trout Run Gathering System

Capital Expenditures (to date): $168 Million

Capacity: 466,000 to 585,000 Dth per day

Production Source: Seneca Resources – Lycoming Co. (DCNR Tract 100 and Gamble acreage) Facilities: Pipelines, compression, and dehydration Future third-party volume opportunities

Wellsboro Gathering System

Capacity: 200,000 Dth per day

Production Source: Seneca Resources – DCNR Tract 007

Midstream

# Northern Access Expansions for Seneca Resources

National Fuel

## Expanding Our Pipelines to Integrate Seneca's WDA Production Into Broader Interstate System

### Northern Access 2015

- Customer: Seneca Resources (NFG)
- In-Service: November 2015[1]
- System: NFG Supply Corp.
- Capacity: 140,000 Dth per day
  - Leased to TGP as part of TGP's Niagara Expansion project
- Delivery Interconnect:
  - Niagara (TransCanada)
- Major Facilities:
  - 23,000 hp Compression
- Total Cost: $67.1 million
- Annual Revenues: $13.3 million


CANADA
Lake Ontario
Niagara
Lake Erie
NY
CLERMONT
OH
PA
NATIONAL FUEL PIPELINES
MAJOR TRANSMISSION PIPELINES
Seneca Resources Lease Acreage
Seneca Resources Fee Acreage

(1) 40,000 Dth per day went in-service on November 1, 2015. The remaining 100,000 Dth per day was placed in-service on December 1, 2015.

24

Midstream

# Northern Access Expansions for Seneca Resources

## Northern Access 2016 to Increase Transport Capacity Out of WDA by 490,000 Dth/d

### Northern Access 2016

- Customer: Seneca Resources (NFG)
- In-Service: Now expected Q2 fiscal 2018
- Capacity: 490,000 Dth/d
- Receipt Interconnect:
  - Clermont Gathering System (McKean Pa.)
- Delivery Interconnects:
  - TransCanada – Chippawa (350 MDth/d)
  - TGP 200 – East Aurora (140 MDth/d)
- Total Expected Cost: ~$455 Million
- Major Facilities:
  - 98.5 miles – 16" & 24" Pipeline
  - 22,214 hp & 5,350 hp Compression
- FERC/Regulatory Status:
  - FERC Environmental Assessment received 7/27/16
  - FERC Certificate and certifications pending
  - NY DEC 401 Water Quality permit expected 4/7/17


CANADA
Lake Ontario
Chippawa
East Aurora
NY
Lake Erie
CLERMONT
OH
PA

25

Recent 3rd Party Expansions Highly Successful

Expansions for 3rd Parties since 2010

1,442 MDth/d

Northern since FY2010

Access 2012

+320 MDth/d

Empire &

Lamont

Expansions

+489 MDth/d

Line N Projects

+633 MDth/d

Midstream

3rd Party Expansion Capital Cost ($MM)

$387 million since

$72 FY 2010

$183

$132

Northern Access 2012

Empire & Lamont

Line N Projects

Annual Expansion Revenues Added ($MM)

$100 ~$95

$75

$50 $37

$27

$25 $19

$4 $4 $5

$0

FY11 FY12 FY13 FY14 FY15 FY16 Cum.

Empire System Expansion

Planned Empire Expansion Will Provide Optionality for Northeast Pennsylvania Prod

Empire North Expansion Project

Target In-Service: Fiscal 2019    System: Empire Pipeline    Target Market: o Marcellus & Utica producers in Tioga & Potter County, Pa., and on-system markets in N.Y.

Open Season Capacity: 300,000 Dth/d    Receipt Point: Jackson (Tioga Co., Pa.)    Delivery Points: o 180,000 Dth/d to Chippawa (TCPL) o Up to 158,000 Dth/d to Hopewell (TGP)    Estimated Cost: $205 million    Major Facilities: o 3 new compressor stations    Project Status: o Open Season concluded Nov. 2015 fully subscribed o Precedent agreements from shippers due March 2017

2015 Pipeline Expansion Projects In-Service

Midstream

Westside Expansion & Modernization

In-Service (October 2015)

Total Cost: $82.3 million

Expansion: $43.3 million

Modernization: $39 million

Incremental Annual Revenues: $8.8 million

Capacity: 175,000 Dth per day

Range Resources (145,000 Dth/d)

Seneca Resources (30,000 Dth/d)

Tuscarora Lateral

In-Service (November 2015)

Total Cost: $64.8 million

Incremental annual revenues of $10.9 million on

49,000 Dth per day capacity

Preserves $16.1 million in annual revenues on existing FT (192,500 Dth/d) and retained storage (3.3 Bcf) services

2015 Completed Pipeline Expansion Project

Tuscarora

Lateral

Westside Expansion

& Modernization

Pipeline & Storage Customer Mix

Midstream

Customer Transportation by Shipper Type(1)

4.1 MMDth/d

Outside

End User

Pipeline

2%

6%

Marketer

10%

Producer

35%

LDC

47%

Affiliated Customer Mix (Contracted Capacity)

Affiliated Non-Affiliated

40%

54%

80%

94%

60%

46%

20%

6%

LDCs Producers Marketers Firm

Storage

Firm Transport

(1) Contracted as of 10/20/2016.

California Overview

Exploration & Production

California

Upstream

Stable Oil Production | Minimal Capital Investment | Free Cash Flow Positive

1

2

3

4

5

6

Production

Location Formation Method

1 East Coalinga Temblor Primary

2 North Lost Hills Tulare & Primary/

Etchegoin Steamflood

3 South Lost Hills Monterey Shale Primary

North Midway

4 Tulare & Potter Steamflood

Sunset

South Midway

5 Antelope Steamflood

Sunset

6 Sespe Sespe Primary

Gross Daily Production by Location (Boe/d)

4,500 FY 2010

3,640 FY 2016

1,760 1,200 1,000 1,700 1,680 1,350

500 800 770

North South North Lost South Lost Sespe East

Midway Midway Hills Hills Coalinga

Sunset Sunset

California Average Daily Net Production

Upstream

Less than $40 Million Annual Capital Spending Needed to Keep CA Production Flat

California Annual Capital Expenditures ($MM)

$105

$83

$63

$57

$38 $35-$45

2012 2013 2014 2015 2016 2017

Forecast

Fiscal Year

California Average Net Daily Production (BOE/D)

9,322 9,699 9,674 9,315 ~9,600

9,078

2012 2013 2014 2015 2016 2017

Forecast

Fiscal Year

Economic Development Focused on Midway Sunset

Upstream

North

North

Sec. 17N MWSS

Acreage

Pioneer

South

MWSS

Acreage North

South South

Midway Sunset Economics

MWSS Project IRRs at $55/Bbl(1)

72%

40%

~30%

NMWSS SMWSS Farm-in Projects

Modest near-term capital program focused on locations that

earn attractive returns in current oil price environment

A&D will focus on low cost, bolt-on opportunities

Sec. 17 and Pioneer farm-ins to provide future growth

F&D (est.) = $6.50/Boe

(1) Reflects pre-tax IRRs at a $55/Bbl WTI.

Strong Margins Support Significant Free Cash Flow

Upstream

West Division Adjusted EBITDA per BOE(1)

Trailing 12-months Ended 12/31/16

Non-Steam Fuel LOE $10.97

Steam Fuel $3.40

California Margins (per BOE)

G&A $5.66 Average Revenue $ 52.04

Production & Other Less: Cash Costs $ 24.28

$2.20

Taxes = Adjusted EBITDA $ 27.76

Other Operating Costs $2.05

Adjusted EBITDA $ 27.76

(1) Average revenue per BOE includes impact of hedging and other revenues.

Note: A reconciliation of Adjusted EBITDA margin to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. EBITDA per BOE includes Seneca corporate results and eliminations.

Production and Marketing

Exploration & Production

Upstream

# Proved Reserves & Development Costs

## Total Proved Reserves (Bcfe)


Natural Gas (Bcf)
Crude Oil (MMbbl)
3,000
2,500
2,000
1,500
1,000
500
0
1,246
988
42.9
1,549
1,300
41.6
1,914
1,683
38.5
2,344
2,142
33.7
1,849 (1)
1,675
29.0
2012
2013
2014
2015
2016
At September 30

### Fiscal 2016 Proved Reserves Reconciliation (Bcfe)

| | |
|---|---|
| **Proved Reserves - FYE '15** | **2,344** |
| FY '16 Production | (161) |
| Mineral Sales(2) | (262) |
| Net Negative Revisions(3) | (262) |
| Extensions & Discoveries | 190 |
| **Proved Reserves - FYE '16** | **1,849** |

### Fiscal 2016 Proved Reserves Stats

- **117% Reserve Replacement Rate (adjusted for revisions and sales)**
- **65% Proved Developed**
- **35% Proved Undeveloped**

(1) Includes approximately 69 Bcf of natural gas proved reserves in Appalachia that will be transferred in fiscal 2017 as interests in the joint development wells are conveyed to the partner.
(2) Reflects 246 Bcfe of natural gas reserves that were conveyed and sold to joint development partner and 16 Bcfe of Upper Devonian sales.
(3) FY 2016 net negative revisions include 227 Bcfe of proved reserves that were revised due to lower oil and gas pricing.

36

Seneca Production

Upstream

Seneca Resources Net Production (Bcfe)

250(1)

Appalachia

West Coast (California)

200

160.5 157.8 161.1 155-175

150

120.7

100 83.4 139.3 136.6 140.6 135-153

100.7

50 62.9

20.5 20.0 21.2 21.2 20.5 20-22

0

2012 2013 2014 2015 2016 2017E

Joint Development Agreement

tempers net production growth in FY17

Gross production expected to grow >10%

Growth is largely being generated from joint

development wells where Seneca has 26%

NRI, resulting in flat net production YOY

Increasing gross production will benefit NFG

Midstream businesses:

Gathering segment throughput and

revenues

Utilization of firm transport capacity

on NFG pipelines (Northern Access)

(1) Refer to slides 40 and 42 for additional details on fiscal 2017 firm sales and local Appalachian spot market exposure.

Upstream

# Long-Term Contracts Supporting Appalachian Growth

SENECA RESOURCES
A NATIONAL FUEL GAS COMPANY

## Gross Firm Sales and Firm Transport Volumes Under Contract *(Thousands Dth per Day)*



1,000
750
500
250
-
Atlantic Sunrise expected July 2018
Northern Access pushed to Q2 FY18
~500 MDth/d gross production sold on firm basis through mid-FY18
Firm Sales(1)
Atlantic Sunrise (Transco)
Delivery Markets: Mid-Atlantic & Southeast U.S.
189,405 Dth/d
Northern Access 2016 (NFG(2), TransCanada & Union)
Delivery Markets: Canada-Dawn & NY-TGP200
490,000 Dth/d
Niagara Expansion (TGP & NFG)
Delivery Markets: Canada-Dawn & TETCO
170,000 Dth/d
Northeast Supply Diversification 50,000 Dth/d
2017
2018
2019
2020
2021
2022
Fiscal Year Start

(1) Includes base firm sales contracts not tied to firm transportation capacity. Base firm sales are either fixed priced or priced at an index (e.g., NYMEX) +/- a fixed basis and do not carry any transportation costs. See slide 40 for details on firm sales portfolio for the remainder of fiscal 2017.

(2) Includes capacity on both National Fuel Gas Supply Corp. and Empire Pipeline, Inc., both wholly owned subsidiaries of National Fuel Gas Company.

38

Upstream

SENECA RESOURCES
A NATIONAL FUEL GAS COMPANY

# Firm Transportation Commitments

| | | Production Source | Volume (Dth/d) | Delivery Market | Demand Charges ($/Dth) | Gas Marketing Strategy |
|---|---|---|---|---|---|---|
| Currently In-Service | **Northeast Supply Diversification Project** *Tennessee Gas Pipeline* | EDA -Tioga County Covington & Tract 595 | 50,000 | Canada (Dawn) | $0.50 (3rd party) | Firm Sales Contracts 50,000 Dth/d Dawn/NYMEX+ 10 years |
| Currently In-Service | **Niagara Expansion** *TGP & NFG* | WDA – Clermont/ Rich Valley | 158,000 | Canada (Dawn) | NFG pipelines = $0.24 3rd party = $0.43 | Firm Sales Contracts 158,000 Dth/d Dawn/NYMEX+ 8 to 15 years |
| | | | 12,000 | TETCO (SE Pa.) | NFG pipelines = $0.12 | |
| Future Capacity | **Northern Access** *NFG – Supply & Empire In-Service: 2Q FY18* | WDA – Clermont /Rich Valley | 350,000 | Canada (Dawn) | NFG pipelines = $0.50 3rd party = $0.21 | Firm Sales Contracts 145,000 Dth/d Dawn / Fixed Price First 3 years |
| | | | 140,000 | TGP 200 (NY) | NFG pipelines = $0.38 | |
| Future Capacity | **Atlantic Sunrise** *WMB - Transco In-service: Mid-2018(1)* | EDA - Lycoming County Tract 100 & Gamble | 189,405 | Mid-Atlantic/ Southeast | $0.73 (3rd party) | Firm Sales Contracts 189,405 Dth/d NYMEX+ First 5 years |

(1) WMB is now targeting the middle of calendar 2018 following the change in the timing of the environmental review from FERC.

39

Firm Sales Provide Market for Appalachian Production

Upstream

FY 17 Net Contracted Volumes (Dth per day)

Contracted Index Price Differentials ($ per Dth)(1)

387,300 358,500

348,500

184,200

$2.34 158,800 159,600

$2.56 $2.55

21,400 Less $0.02

63,900 Less $0.02 20,100 Less $0.02

29,800 Less $0.33

165,400 173,400

109,400 Less $0.17 Less $0.17

Less: $0.08

Q2 FY17 Q3 FY17 Q4 FY17

Fixed Price Dawn DOM SP NYMEX

Gross vs. Net Firm Sales Volumes (Dth per Day)

Q2 FY17 Q3 FY17 Q4 FY17

Gross 523,000/d 503,000/d 503,000/d

NRI

Owners(2) 135,700/d 154,500/d 144,500/d

Net 387,300/d 348,500/d 358,500/d

Values shown represent the price or differential to a reference price (netback price) at the point of sale.

Reflects adjustment to gross sales volumes to reflect impact of lease royalties in EDA and net revenue interests assigned to joint development partner on certain contracts in WDA.

Strong Hedge Book in Fiscal 2017

Upstream

Natural Gas Swap & Fixed Physical Sales Contracts (Millions MMBtu)

150.0

Remaining Fiscal 2017 Natural Gas Production

82% hedged(1) at $3.33 per MMBtu

100.0 89.4 84.1

45.0 32.9

50.0 46.2

8.4

13.0 11.9 27.7

3.6 7.2

42.6 7.2

27.8 27.1 16.9 5.4

-

FY 2017 FY 2018 FY 2019 FY 2020 FY 2021

(9 mos.)

NYMEX Dominion Dawn & MichCon Fixed Price Physical Sales(2)

Assumes midpoint of natural gas production guidance, adjusted for year-to-date actual results.

Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement.

Fiscal 2017 Production and Price Certainty

Upstream

FINANCIAL HEDGE + FIRM SALE = PRICE CERTAINTY

200

? 87 Bcf realizing net ~$3.10/Mcf (1)

? 5.4 Bcf of Additional Basis Protection 155 – 175 Bcfe

150 20-22 Bcfe

5.4 Bcf (2) 4 – 20 Bcf (3) 55% of remaining oil

production hedged at

$60.30 /Bbl

100

86.9 Bcf

50

39.8 Bcf

0

Q1 FY17 Firms Firm Sales Spot California Total

Appalachia Sales +(Unhedged) Exposure Seneca

Production Hedges

Average realized price reflects uplift from financial hedges less fixed differentials under firm sales contracts and firm transportation costs.

Indicates firm sales contracts with fixed index differentials but not backed by a matching NYMEX financial hedge.

Includes non-operated production from Western Development Area (legacy EOG JV wells) of ~4 Bcf.

Operating Costs

Upstream

Appalachia LOE & Gathering California LOE Seneca Resources Consolidated

$/Mcfe $/Boe $/Mcfe

$1.70

$ 0.81 $1.52 $1.58

$0.73 $0.72 $16.17 $16.32 $0.22 $0.20

$0.17

$ 0.22 $0.14 $0.11 $14.83 $0.42 $0.38

(1) $0.39 (1)

(2)

$0.54 $0.44 $0.50

$ 0.59 $0.59 $0.61

(2)

$0.52 $0.52 $0.50

FY 2015 FY 2016 FY 2017E FY 2015 FY 2016 FY 2017E FY 2015 FY 2016 FY 2017E

Gathering & Transport LOE (non-Gathering) G&A Taxes & Other

DD&A

$/Mcfe $1.52

$0.87 $0.65 -

$0.70

FY 2015 FY 2016 FY 2017E

Competitive, low cost structure in Appalachia and California supports strong cash margins Gathering fee generates significant revenue stream for affiliated gathering company DD&A decrease due to improving Marcellus F&D costs and reduction in net plant resulting from ceiling test impairments

Excludes $7.9 million , or $0.05 per Mcfe, of professional fees relating to the joint development agreement announced in December 2015.

The total of the two LOE components represents the midpoint of the LOE guidance range of $0.95 to $1.05 per Mcfe for fiscal 2017.

Downstream Overview

Utility ~ Energy Marketing

New York & Pennsylvania Service Territories

Downstream

New York

Total Customers(1): 528,312

ROE: 9.1% (NY PSC Rate Case Settlement, May 2014)

Rate Mechanisms:

o Earnings Sharing

o Revenue Decoupling

o Weather Normalization

o Low Income Rates

o Merchant Function Charge (Uncollectibles Adj.)

o 90/10 Sharing (Large Customers)

Filed Rate Case with NY PSC on 4/28/16

Pennsylvania

Total Customers(1): 213,924

ROE: Black Box Settlement (2007)

Rate Mechanisms:

o Low Income Rates

o Merchant Function Charge

(1) As of September 30, 2016.

New York Rate Case

On April 28, 2016, National Fuel Gas Distribution Corporation filed a request with the New York Public Service

Background PSC) to amend its tariff and increase its base rates. National Fuel’s base rates have not changed since the last base rate case was litigated in 2007.

April 27, 2017 November 23, 2016

April 28, 2016 Approximate date that revised rates Filed Notice of Discontinued Request filed with NY PSC may become effective Settlement Discussions Rate Case for $41.7mm in rate relief (subject to “make whole” request)

Timeline

October 19, 2016

January 23, 2017

Filed Notice of Impending Confidential Settlement

ALJ issued Recommended Decision (RD)    Negotiations and request for 1 month extension of suspension period with “make whole” provision

April 2016: Company requested rate relief that would increase annual revenues by $41.7 million ? 10.2% ROE / 48% equity capital structure (Company is currently allowed to earn a 9.1% ROE) ? $127.5 million increase in net plant since 2007 rate case due to: Rate Case    Accelerated removal of vintage pipe Status    Replacement of aging information technology infrastructure completed in 2nd half of FY16 January 2017: Administrative Law Judge issued RD recommending revenue increase of $8.5 million ? Recommends 8.6% ROE / 42.3% equity capital structure (subject to updates) ? RD may be accepted, modified, or rejected by the NY PSC

Utility: Shifting Trends in Customer Usage

Usage Per Account (1)

Residential (Mcf)    Industrial (MMcf)

150    40

125    35

100    30

75    25

50    20

12-Months Ended December 31

(1)    Weighted Average of New York and Pennsylvania service territories (assumes normal weather).

Utility: Strong Commitment to Safety

Downstream

Capital Expenditures ($ millions)

$150.0 Capital Expenditures for Safety Recent increase due to ~$60MM upgrade

Total Capital Expenditures of the Utility’s Customer Information

System and anticipated acceleration of

$120.0 pipeline replacement program

$94.4 $98.0 $90—$100

$ 88.8

$90.0

$ 72.0

$ 58.3 $61.8

$60.0 $54.4

$ 48.1 $49.8

$ 43.8

$30.0 The Utility remains focused on maintaining the

ongoing safety and reliability of its system

$0.0

2012 2013 2014 2015 2016 2017E

Fiscal Year

A Proven History of Controlling Costs

Downstream

O&M Expense ($ millions)

$250 All Other O&M Expenses O&M Pension Expense O&M Uncollectible Expense

$200

$200 $193 $9 $189 $192

$178 $10 $7 $7

$6 $28 $23 $23

$20 $33

$150

$100

$152 $151 $163 $160 $162

$50

$0

2013 2014 2015 2016 TTM

12/31/16

Fiscal Year

Appendix

Seneca Resources

Appendix

Capital Expenditures by Division ($ millions)

$800 Appalachia(1)

West Coast (California) (2)

$694

$603

$600 $557

$533

$400 $631

$520

$428 $500

$180-$220

$200

$99 $145-$175

$105 $61

$0 $63 $83 $57 $38 $35-$45

2012 2013 2014 2015 2016 2017E

Fiscal Year

FY2016 and FY 2017 capital expenditure guidance reflects the netting of up-front and recurring proceeds received from joint development partner for working interest in joint development wells.

Seneca’s West Coast division includes Seneca corporate and eliminations.

Appendix

# Seneca WDA Joint Development Agreement

SENECA RESOURCES
A NATIONAL FUEL GAS COMPANY

**Transaction**

On June 13, 2016, Seneca announced the extension of asset-level joint development agreement with IOG CRV – Marcellus Capital, LLC, an affiliate of IOG Capital, LP, and funds managed by affiliates of Fortress Investment Group LLC, to jointly develop Marcellus Shale natural gas assets located in the Western Development Area.

## Key Terms of the Agreement

- **Assets:** 75 current and future Marcellus development wells in the Clermont/Rich Valley region of Seneca's WDA.
- **Locations Developed Under Initial Obligation**: 39 wells
- **Remaining Locations to be Developed:** 36 wells
- **Partner Option:** IOG has one-time option to participate in a 7-well pad to be completed before December 31, 2017
- **Economics:** IOG participates as an 80% working interest owner until the IOG achieves a 15% IRR hurdle. Seneca retains a 7.5% royalty and remaining 20% working interest.

| | Seneca | IOG |
|---|---|---|
| Working Interest | 20% | 80% |
| Net Revenue Interest | 26% | 74% |

- **Natural Gas Marketing**: IOG to receive same realized price before hedging as Seneca on production from the joint development wells, including firm sales and the cost of firm transportation.

## Strategic Rationale

✓ Significantly reduces near-term upstream capital spending

*Initial 39 wells* - $170 million(1)

*Remaining 36 wells* - $155 million(1)

✓ Validates quality of Seneca's Tier 1 Marcellus WDA acreage

✓ Seneca maintains activity levels to continue to drive Marcellus drilling and completion efficiencies

✓ Solidifies NFG's midstream growth strategy:

*Gathering* - All production from JV wells will flow through NFG Midstream's Clermont Gathering System

*Pipeline & Storage* - Provides production growth that will utilize the 660 MDth/d of firm transportation capacity on NFG's Northern Access pipeline expansion projects available starting Nov. 1, 2017

✓ Strengthened balance sheet and makes Seneca cash flow positive in near-term

(1) Estimated reduction in capital expenditures from joint development agreement assumes current wells costs.

52

Marcellus Operated Well Results

Appendix

WDA Development Wells:

Producing Well Average IP Rate Average Average Treatable

Area Count(MMcfd) 30-Day (MMcf/d) Lateral Length (ft)

Clermont/Rich Valley (CRV) &

Hemlock 113(1) 6.9 5.3 7,115’

Elk, Cameron &

McKean counties

EDA Development Wells:

Producing Well Average IP Rate Average Average Treatable

Area Count(MMcfd) 30-Day (MMcf/d) Lateral Length (ft)

Covington

Tioga 47 5.2 4.1 4,023’

County

Tract 595

Tioga 44(2) 7.4 4.9 4,754’

County

Tract 100

Lycoming 60(2) 17.0 12.6 5,221’

County

Excludes 2 wells now operated by Seneca that were drilled by another operator as part of a joint-venture. Excludes 2 wells producing from the Utica shale.

Excludes 1 well each drilled into and producing from the Geneseo Shale in Tract 595 and Tract 100.

Marcellus Shale Program Economics

Appendix

~1,150 Locations Economic Below $2.00/MMBtu

NYMEX / DAWN Pricing Net Realized

Locations Completed(2) Anticipated

Average Price

Prospect Product Remaining Lateral $3.00 $2.75 $2.50 Delivery

EUR (Bcf) Required for

to Be Drilled Length (ft) IRR % (1) IRR % (1) IRR % (1) Market

15% IRR

Dry Gas

DCNR 100 12 5,700 13.5-14.5 84% 61% 42% $1.44 Atlantic Sunrise

A(1033 BTU)

ED Southeast US

Gamble Dry Gas 42 4,250 10-11 57% 42% 25% $1.60(NYMEX+)

(1033 BTU)

Dry Gas

CRV 50 8,000 8.5-9.5 29% 21% 14% $1.77

(1045 BTU) Niagara Expansion

Hemlock/ Dry Gas Northern Access

631 8,800 8-9 32% 23% 14% $1.76

WDA Ridgway(1045 BTU) Canada (Dawn)/

Remaining Dry Gas TGP200

406 8,500 7-8 27% 18% 10% $1.89

Tier 1(1045 BTU)

Internal Rate of Return (IRR) is pre-tax and includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect.

Net realized price reflects either (a) price received at the well-head or (b) price received at delivery market net of firm transportation charges.

Hedge Positions

Appendix

Natural Gas Volumes in thousand MMBtu; Prices in $/MMBtu

Fiscal 2017 (last 9 mos.) Fiscal 2018 Fiscal 2019 Fiscal 2020 Fiscal 2021

Avg. Avg. Avg. Avg. Avg.

Volume Price Volume Price Volume Price Volume Price Volume Price

NYMEX Swaps 27,780 $4.32 42,570 $3.34 27,060 $3.17 16,880 $3.07 4,840 $3.01

Dominion Swaps 3,630 $3.85 180 $3.82 — — —

Dawn Swaps 12,990 $3.63 8,400 $3.08 7,200 $3.00 7,200 $3.00 600 $3.00

Fixed Price Physical(1) 45,029 $2.60 32,928 $2.43 11,947 $3.09 3,567 $3.24 —

Total 89,429 $3.33 84,078 $2.96 46,207 $3.13 27,647 $3.07 5,440 $3.01

Crude Oil Volumes & Prices in Bbl

Fiscal 2017 (last 9 mos.) Fiscal 2018 Fiscal 2019

Avg. Avg. Avg.

Volume Price Volume Price Volume Price

Brent Swaps 72,000 $91.00 24,000 $91.00 —

NYMEX Swaps 1,163,000 $58.40 1,119,000 $55.38 756,000 $54.60

Total 1,235,000 $60.30 1,143,000 $56.13 756,000 $54.60

(1) Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement.

Comparable GAAP Financial Measure Slides & Reconciliations

Appendix

This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.

The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s ongoing operating results and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.

The Company defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, depreciation, depletion and amortization, interest and other income, impairments, items impacting comparability and income taxes.

Appendix

# Non-GAAP Reconciliations – Adjusted EBITDA

National Fuel

**Reconciliation of Adjusted EBITDA to Consolidated Net Income**
**($ Thousands)**

| | FY 2013 | FY 2014 | FY 2015 | FY 2016 | 12-Months Ended 12/31/16 |
|---|---|---|---|---|---|
| **Total Adjusted EBITDA** | | | | | |
| Exploration & Production Adjusted EBITDA | $ 492,383 | $ 539,472 | $ 422,289 | $ 363,830 | 375,166 |
| Pipeline & Storage Adjusted EBITDA | 161,226 | 186,022 | 188,042 | 199,446 | 196,719 |
| Gathering Adjusted EBITDA | 29,777 | 64,060 | 68,881 | 78,685 | 87,328 |
| Utility Adjusted EBITDA | 171,669 | 164,643 | 164,037 | 148,683 | 155,096 |
| Energy Marketing Adjusted EBITDA | 6,963 | 10,335 | 12,237 | 6,655 | 7,655 |
| Corporate & All Other Adjusted EBITDA | (9,920) | (11,078) | (11,900) | (8,238) | (9,328) |
| **Total Adjusted EBITDA** | **$ 852,098** | **$ 953,454** | **$ 843,586** | **$ 789,061** | **$ 812,636** |
| | | | | | |
| **Total Adjusted EBITDA** | **$ 852,098** | **$ 953,454** | **$ 843,586** | **$ 789,061** | **$ 812,636** |
| Minus: Interest Expense | (94,111) | (94,277) | (99,471) | (121,044) | (119,305) |
| Plus: Interest and Other Income | 9,032 | 13,631 | 11,961 | 14,055 | 13,052 |
| Minus: Income Tax Expense | (172,758) | (189,614) | 319,136 | 232,549 | 31,767 |
| Minus: Depreciation, Depletion & Amortization | (326,760) | (383,781) | (336,158) | (249,417) | (235,062) |
| Minus: Impairment of Oil and Gas Properties (E&P) | - | - | (1,126,257) | (948,307) | (512,856) |
| Plus: Reversal of Stock-Based Compensation | - | - | 7,776 | - | - |
| Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) | - | - | - | - | - |
| Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) | - | - | - | - | - |
| Minus: New York Regulatory Adjustment (Utility) | (7,500) | - | - | - | - |
| Minus: Joint Development Agreement Professional Fees | - | - | - | (7,855) | (3,173) |
| Rounding | - | - | - | - | - |
| **Consolidated Net Income** | **$ 260,001** | **$ 299,413** | **$ (379,427)** | **$ (290,958)** | **$ (12,941)** |
| | | | | | |
| **Consolidated Debt to Total Adjusted EBITDA** | | | | | |
| Long-Term Debt, Net of Current Portion (End of Period) | $ 1,649,000 | $ 1,649,000 | $ 2,099,000 | $ 2,099,000 | $ 2,099,000 |
| Current Portion of Long-Term Debt (End of Period) | - | - | - | - | - |
| Notes Payable to Banks and Commercial Paper (End of Period) | - | 85,600 | - | - | - |
| Total Debt (End of Period) | $ 1,649,000 | $ 1,734,600 | $ 2,099,000 | $ 2,099,000 | $ 2,099,000 |
| Long-Term Debt, Net of Current Portion (Start of Period) | 1,149,000 | 1,649,000 | 1,649,000 | 2,099,000 | 2,099,000 |
| Current Portion of Long-Term Debt (Start of Period) | 250,000 | - | - | - | - |
| Notes Payable to Banks and Commercial Paper (Start of Period) | 171,000 | - | 85,600 | - | 31,400 |
| Total Debt (Start of Period) | $ 1,570,000 | $ 1,649,000 | $ 1,734,600 | $ 2,099,000 | $ 2,130,400 |
| **Average Total Debt** | **$ 1,609,500** | **$ 1,691,800** | **$ 1,916,800** | **$ 2,099,000** | **$ 2,114,700** |
| | | | | | |
| **Average Total Debt to Total Adjusted EBITDA** | **1.89 x** | **1.77 x** | **2.27 x** | **2.66 x** | **2.60 x** |

57

Appendix

# Non-GAAP Reconciliations – Capital Expenditures

National Fuel

| Reconciliation of Segment Capital Expenditures to Consolidated Capital Expenditures ($ Thousands) | FY 2013 | FY 2014 | FY 2015 | FY 2016 | FY 2017 Forecast |
|---|---|---|---|---|---|
| **Capital Expenditures from Continuing Operations** | | | | | |
| Exploration & Production Capital Expenditures | $ 533,129 | $ 602,705 | $ 557,313 | $ 256,104 | $180,000 - $220,000 |
| Pipeline & Storage Capital Expenditures | $ 56,144 | $ 139,821 | $ 230,192 | $ 114,250 | $200,000 - $250,000 |
| Gathering Segment Capital Expenditures | $ 54,792 | $ 137,799 | $ 118,166 | $ 54,293 | $65,000 - $75,000 |
| Utility Capital Expenditures | $ 71,970 | $ 88,810 | $ 94,371 | $ 98,007 | $90,000 - $100,000 |
| Energy Marketing, Corporate & All Other Capital Expenditures | $ 1,062 | $ 772 | $ 467 | $ 397 | |
| **Total Capital Expenditures from Continuing Operations** | $ 717,097 | $ 969,907 | $ 1,000,509 | $ 523,051 | $535,000 - $645,000 |
| **Plus (Minus) Accrued Capital Expenditures** | | | | | |
| Exploration & Production FY 2016 Accrued Capital Expenditures | $ - | $ - | $ - | $ (25,215) | |
| Exploration & Production FY 2015 Accrued Capital Expenditures | - | - | (46,173) | 46,173 | |
| Exploration & Production FY 2014 Accrued Capital Expenditures | - | (80,108) | 80,108 | - | |
| Exploration & Production FY 2013 Accrued Capital Expenditures | (58,478) | 58,478 | - | - | |
| Exploration & Production FY 2012 Accrued Capital Expenditures | 38,861 | - | - | - | |
| Exploration & Production FY 2011 Accrued Capital Expenditures | - | - | - | - | |
| Pipeline & Storage FY 2016 Accrued Capital Expenditures | - | - | - | (18,661) | |
| Pipeline & Storage FY 2015 Accrued Capital Expenditures | - | - | (33,925) | 33,925 | |
| Pipeline & Storage FY 2014 Accrued Capital Expenditures | - | (28,122) | 28,122 | - | |
| Pipeline & Storage FY 2013 Accrued Capital Expenditures | (5,633) | 5,633 | - | - | |
| Pipeline & Storage FY 2012 Accrued Capital Expenditures | 12,699 | - | - | - | |
| Pipeline & Storage FY 2011 Accrued Capital Expenditures | - | - | - | - | |
| Gathering FY 2016 Accrued Capital Expenditures | - | - | - | (5,355) | |
| Gathering FY 2015 Accrued Capital Expenditures | - | - | (22,416) | 22,416 | |
| Gathering FY 2014 Accrued Capital Expenditures | - | (20,084) | 20,084 | - | |
| Gathering FY 2013 Accrued Capital Expenditures | (6,700) | 6,700 | - | - | |
| Gathering FY 2012 Accrued Capital Expenditures | 12,690 | - | - | - | |
| Gathering FY 2011 Accrued Capital Expenditures | - | - | - | - | |
| Utility FY 2016 Accrued Capital Expenditures | - | - | - | (11,203) | |
| Utility FY 2015 Accrued Capital Expenditures | - | - | (16,445) | 16,445 | |
| Utility FY 2014 Accrued Capital Expenditures | - | (8,315) | 8,315 | - | |
| Utility FY 2013 Accrued Capital Expenditures | (10,328) | 10,328 | - | - | |
| Utility FY 2012 Accrued Capital Expenditures | 3,253 | - | - | - | |
| Utility FY 2011 Accrued Capital Expenditures | - | - | - | - | |
| **Total Accrued Capital Expenditures** | $ (13,636) | $ (55,490) | $ 17,670 | $ 58,525 | |
| **Total Capital Expenditures per Statement of Cash Flows** | **$ 703,461** | **$ 914,417** | **$ 1,018,179** | **$ 581,576** | **$535,000 - $645,000** |

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Appendix

# Non-GAAP Reconciliations – E&P Adjusted EBITDA

National Fuel

**Reconciliation of Exploration & Production Adjusted EBITDA for Appalachia and West Coast divisions to Exploration & Production Segment Net Income ($ Thousands)**

| | Three Months Ended December 31, 2016 | | | Twelve Months Ended December 31, 2016 | | |
|---|---|---|---|---|---|---|
| | Appalachia | West Coast | Total E&P | Appalachia | West Coast | Total E&P |
| **Reported GAAP Earnings** | $ 26,363 | $ 8,717 | $ 35,080 | $ (183,770) | $ 3,094 | $ (180,676) |
| Depreciation, Depletion and Amortization | 23,694 | 5,359 | 29,053 | 101,972 | 23,011 | 124,983 |
| Interest and Other Income | (87) | 1 | (86) | (267) | (10) | (277) |
| Interest Expense | 13,175 | 348 | 13,523 | 52,469 | 1,906 | 54,375 |
| Income Taxes | 18,182 | 6,724 | 24,906 | (135,198) | (4,070) | (139,268) |
| Impairment of Oil and Gas Producing Properties | - | - | - | 442,729 | 70,127 | 512,856 |
| Joint Development Agreement Professional Fees | - | - | - | 3,173 | - | 3,173 |
| **Adjusted EBITDA** | $ 81,327 | $ 21,149 | $ 102,476 | $ 281,108 | $ 94,058 | $ 375,166 |

| | Appalachia | West Coast | Total E&P | Appalachia | West Coast | Total E&P |
|---|---|---|---|---|---|---|
| **Production:** | | | | | | |
| Gas Production (MMcf) | 39,807 | 776 | 40,583 | 147,476 | 3,083 | 150,559 |
| Oil Production (MBbl) | - | 721 | 721 | 22 | 2,874 | 2,896 |
| Total Production (Mmcfe) | 39,807 | 5,102 | 44,909 | 147,608 | 20,327 | 167,935 |
| **Adjusted EBITDA Margin per Mcfe** | $ 2.04 | NM | $ 2.28 | $ 1.90 | $ 4.63 | $ 2.23 |
| Total Production (Mboe) | NM | 850 | NM | NM | 3,388 | NM |
| **Adjusted EBITDA Margin per Boe** | NM | $ 24.88 | NM | NM | $ 27.76 | NM |

Note: Seneca West Coast division includes Seneca corporate and eliminations.

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Appendix

# Non-GAAP Reconciliations – E&P Operating Expenses

National Fuel

**Reconciliation of Exploration & Production Segment Operating Expenses by Division**
**($000s unless noted otherwise)**

**Twelve Months Ended September 30, 2016**

| | Appalachia | West Coast[2] | Total E&P | Appalachia $/ Mcfe | West Coast[2] $ / Boe | Total E&P $ / Mcfe |
|---|---|---|---|---|---|---|
| **Operating Expenses:** | | | | | | |
| Gathering & Transportation Expense [1] | $82,949 | $309 | $83,258 | $0.59 | $0.09 | $0.52 |
| Lease Operating Expense | $20,402 | $50,254 | $70,656 | $0.14 | $14.74 | $0.44 |
| Lease Operating and Transportation Expense | $103,351 | $50,563 | $153,914 | $0.73 | $14.83 | $0.96 |
| General & Administrative Expense | $55,293 | $15,305 | $70,598 | $0.39 | $4.49 | $0.44 |
| All Other Operating and Maintenance Expense | $6,228 | $6,604 | $12,832 | $0.04 | $1.94 | $0.08 |
| Property, Franchise and Other Taxes | $5,403 | $8,391 | $13,794 | $0.04 | $2.46 | $0.09 |
| Total Taxes & Other | $11,631 | $14,995 | $26,626 | $0.08 | $4.40 | $0.17 |
| Depreciation, Depletaion & Amortization | | | $139,963 | | | $0.87 |
| **Production:** | | | | | | |
| Gas Production (MMcf) | | | | 140,457 | 3,090 | 143,547 |
| Oil Production (MBbl) | | | | 28 | 2,895 | 2,923 |
| Total Production (Mmcfe) | | | | 140,625 | 20,460 | 161,085 |
| Total Production (Mboe) | | | | 23,438 | 3,410 | 26,848 |

**Twelve Months Ended September 30, 2015**

| | Appalachia | West Coast[2] | Total E&P | Appalachia $/ Mcfe | West Coast[2] $ / Boe | Total E&P $ / Mcfe |
|---|---|---|---|---|---|---|
| **Operating Expenses:** | | | | | | |
| Gathering & Transportation Expense [1] | $81,212 | $435 | $81,647 | $0.59 | $0.12 | $0.52 |
| Lease Operating Expense | $29,510 | $56,643 | $86,153 | $0.22 | $16.04 | $0.54 |
| Lease Operating and Transportation Expense | $110,722 | $57,078 | $167,800 | $0.81 | $16.17 | $1.06 |
| General & Administrative Expense | $47,445 | $18,669 | $66,114 | $0.35 | $5.29 | $0.42 |
| All Other Operating and Maintenance Expense | $5,296 | $9,008 | $14,304 | $0.04 | $2.55 | $0.09 |
| Property, Franchise and Other Taxes | $9,046 | $11,121 | $20,167 | $0.07 | $3.15 | $0.13 |
| Total Taxes & Other | $14,342 | $20,129 | $34,471 | $0.11 | $5.70 | $0.22 |
| Depreciation, Depletaion & Amortization | | | $239,818 | | | $1.52 |
| **Production:** | | | | | | |
| Gas Production (MMcf) | | | | 136,404 | 3,159 | 139,563 |
| Oil Production (MBbl) | | | | 30 | 3,004 | 3,034 |
| Total Production (Mmcfe) | | | | 136,584 | 21,183 | 157,767 |
| Total Production (Mboe) | | | | 22,764 | 3,531 | 26,295 |

(1) Gathering and Transportation expense is net of any payments received from JDA partner for the partner's share of gathering cost
(2) Seneca West Coast division includes Seneca corporate and eliminations.

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